UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2017

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

INDIANA
(State or other jurisdiction of incorporation)

001-15877	35-1547518
(Commission File Number)	(IRS Employer Identification No.)
711 Main Street Box 810 Jasper, Indiana	47546
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 27, 2017, the Board of Directors of German American Bancorp, Inc. (the “Company”) amended the Company’s Articles of Incorporation and declared a three-for-two stock split on the Company’s authorized and outstanding common shares. The amendment to the Articles of Incorporation increased the number of authorized common shares from 30,000,000 to 45,000,000 and increased the number of authorized preferred shares from 500,000 to 750,000, to reflect and accommodate the declared three-for-two stock split. Following the amendment to the Articles of Incorporation, the total authorized common and preferred shares of the Company increased to 45,750,000 from 30,500,000.

The amendment to the Articles of Incorporation became effective upon filing Articles of Amendment with the Indiana Secretary of State on March 27, 2017. A complete copy of the Company’s Articles of Incorporation, as amended on March 27, 2017, is attached as Exhibit 3.1 to this Current Report on Form 8-K.

The effect of the three-for-two stock split on the outstanding common shares is that shareholders of record as of the close of business on April 6, 2017, the record date, will receive an additional half share for each share of common stock held. Shareholders will receive cash in lieu of any fractional share of common stock that they otherwise would have been entitled to receive in connection with the stock split, except that participants in the Company’s dividend reinvestment program and in the various stock purchase plans of the Company will have fractional shares credited to their accounts. The price paid for fractional shares will be based on the average closing price of a share of common stock as reported on the NASDAQ Global Select Market for the five trading days immediately prior to the record date. The additional shares issued in the stock split are expected to be payable and issued on April 21, 2017. The Company anticipates that the common shares will begin trading on a split-adjusted basis on or about April 24, 2017, or such other date established by NASDAQ.

Additional information about the stock split is included in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01.  Other Events

On March 27, 2017, the Board of Directors of the Company declared a three-for-two stock split as described more fully above in Item 5.03 and in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment of Articles of Incorporation of German American Bancorp, Inc., effective March 27, 2017

99.1	Press Release, dated March 27, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.
Date: March 27, 2017	By: /s/ Mark A Schroeder
Mark A. Schroeder, Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment of Articles of Incorporation of German American Bancorp, Inc., effective March 27, 2017

99.1	Press Release, dated March 27, 2017